UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2008

THE WASHINGTON POST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1150 15th Street, N.W. Washington, D.C.	20071
(Address of principal executive offices)	(Zip Code)

(202) 334-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This 8-K of The Washington Post Company (the “Company”) is being filed to correct the 2007 total amounts in the “Summary Compensation Table” reported in the Schedule 14A filed on March 24, 2008, which contains the Company’s definitive Proxy Statement for the Company’s 2008 Annual Meeting of Stockholders. The correct total amounts for certain of the Company’s named executive officers are as follows:

John B. Morse, Jr.	$1,650,591
Vice President - Finance and Chief Financial Officer

Gerald M. Rosberg	$1,429,863
Vice President - Planning and Development

Veronica Dillon	$1,239,440
Vice President, General Counsel and Secretary

Ann L. McDaniel	$1,186,802
Vice President - Human Resources

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Washington Post Company
(Registrant)

Date July 1, 2008	/s/ Veronica Dillon
Veronica Dillon
Senior Vice President, Secretary and General Counsel